Exhibit 10.6


                                 PROMISSORY NOTE

$253,000                                                      September 16, 2002


        FOR VALUE RECEIVED, the undersigned, Cedric Kushner Promotions, Ltd. and Zenascent, Inc. (collectively, the "Company"), jointly and severally, hereby promise to pay to the order of Cedric Kushner ("Kushner") the principal sum of TWO HUNDRED FIFTY THREE THOUSAND DOLLARS ($253,000) in lawful money of the United States of America in immediately available funds on or before September 15, 2005 (the "Maturity Date").

        Any outstanding principal amount shall accrue interest at a per annum rate equal to 7% (compounded annually based on a 365-day year), commencing on the date hereof and ending on the Maturity Date.

        Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by Kushner of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. Company shall pay on demand all reasonable out-of-pocket costs and expenses of collection, including reasonable attorney fees incurred or paid by Kushner in enforcing this Promissory Note.

        This Promissory Note shall be construed in accordance with and governed by the laws of the State of New York. Company hereby irrevocably (i) agrees that any litigation, action or proceeding arising out of or relating to this Promissory Note may be instituted in any state or federal court in the State of New York and (ii) waives any objection which it may have to the venue of any such litigation, action or proceeding and by its signature below consents to the personal jurisdiction of such courts if litigation is initiated to collect the sums due under this Promissory Note.

        This Promissory Note cannot be modified except by a written instrument signed by each of Company and Kushner.


CEDRIC KUSHNER PROMOTIONS, LTD.


By: /s/James DiLorenzo
    ----------------------------
Name: James DiLorenzo
Title:   President


ZENASCENT, INC.


By: /s/ James DiLorenzo
    ----------------------------
Name: James DiLorenzo
Title:   Executive Vice President